February 2023

Company Presentation | February 2023 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Despite recent progress in the administration of vaccines, both the outbreak of recent variants, including Delta and Omicron, and the related containment and mitigation measures that have been put into place across the globe, have had and are likely to continue to have a serious adverse impact on the global economy and our business, the severity and duration of which are uncertain. Since late February 2020, we have experienced a significant decline in occupancy and RevPAR and we expect the occupancy and RevPAR reduction associated with COVID-19 to continue. The continued outbreak of the virus in the U.S. has and will continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, one or more possible recurrences of COVID-19 case surges could result in further reductions in business and personal travel and could cause state and local governments to reinstate travel restrictions. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the full impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | February 2023 3 Experienced Management Team  25 years of hospitality experience  6 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA  22 years of hospitality experience  19 years with the Company  3 years with ClubCorp  CFA charter holder  Southern Methodist University BBA  13 years of hospitality experience  8 years with the Company  Prior experience with the Central Intelligence Agency and Northrop Grumman  University of Texas BA  University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Executive Vice President & Head of Asset Management

Company Presentation | February 2023 4 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Balance Sheet Strategy Ritz-Carlton Sarasota

All Time High Industry Performance Continuing

Company Presentation | February 2023 6 88.0 97.8 100.5 104.8 107.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 Demand Index 83.2 107.9 111.6 119.8 124.9 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 RevPAR Index 95.3 113.4 115.3 120.3 124.6 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 ADR Index Industry RevPAR Exceeded 2019 in 2022 Source: STR, 11/22/2022 U.S. KPIs, Indexed to 2019

Company Presentation | February 2023 7 ADR Significantly Outpaced Inflation in 2021 & 2022 100 110 120 130 140 150 160 170 180 In de x = 10 0 on 1 /1 /2 1 ADR & CPI as a % of 2021 ADR CPI Index Source: STR, 1/20/23; FRED, 2/16/23

Company Presentation | February 2023 8 Urban Hotels Have Fully Recovered from the Pandemic Source: CBRE Hotels Research, Kalibri Labs, Q4 2022, 2/2/2023 Data from 1/1/2020 – 12/31/2022 113% 106% 0% 20% 40% 60% 80% 100% 120% 140% RevPAR as a % of 2019 Resort Urban

Optimal Portfolio Composition Taking Advantage of Strategic Asset Class

Company Presentation | February 2023 10 Beverly Hills, CA Mr. C Beverly Hills Chicago, IL Sofitel Chicago Magnificent Mile Washington, D.C. Capital Hilton Philadelphia, PA The Notary Hotel Seattle, WA Marriott Seattle Waterfront San Francisco, CA The Clancy Yountville, CA Hotel Yountville Yountville, CA Bardessono La Jolla, CA Hilton La Jolla Torrey Pines Key West, FL Pier House Resort & Spa Beaver Creek, CO Park Hyatt Beaver Creek St. Thomas, USVI The Ritz-Carlton St. Thomas The Ritz-Carlton Reserve Dorado Beach Dorado, PRTruckee, CA The Ritz-Carlton Lake Tahoe Sarasota, FL The Ritz-Carlton Sarasota High Quality Assets with High Barriers to Entry (1) By Number of Hotels The Four Seasons Scottsdale Scottsdale, AZ Key (1) Resort: 62% Urban: 38%

Company Presentation | February 2023 11 Portfolio Resort Exposure Lifts Performance ADR Ramping Up(1) – Q4 2018 to Q4 2022 Occupancy Ramping Up(1) – Q4 2018 to Q4 2022 (1) Same-store data for the current 16 hotel assets held by BHR (with data for Mr. C and Dorado Beach starting in 2019) Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach (data begins 2019 for Dorado Beach), Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale (data begins Dec 2022 for Scottsdale) Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 2019 for Mr. C) - 100 200 300 400 500 600 700 800 900 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Pandemic 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Key: Resort Urban Average

Company Presentation | February 2023 12 RevPAR(1) Ramping Up – Q4 2018 to Q4 2022 Key: Resort Urban Average Key Observations Urban properties are rapidly approaching 2019 RevPAR levels Resort properties continue to show high resiliency Average RevPAR sits well above 2019 levels (1) Same-store data for the current 16 hotel assets held by BHR (with data for Mr. C and Dorado Beach starting in 2019) - 100 200 300 400 500 600 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Portfolio Resort Exposure Lifts Performance Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach (data begins 2019 for Dorado Beach), Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale (data begins Dec 2022 for Scottsdale) Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 2019 for Mr. C)

Company Presentation | February 2023 13 Pier House Resort & Spa (1) In thousands Hotel EBITDA Rebounding Through Resorts

Company Presentation | February 2023 14 Ritz-Carlton Drives Q4 TTM Hotel EBITDA(1) Luxury Hotels Drive Q4 TTM Hotel EBITDA(1) (1) Comparable TTM as of 12/31/2022, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands High Transient Demand Drives Q4 TTM Revenue(1) Strong Resort Revenue Drives Q4 TTM Results(1) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Mr. C; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Capital Hilton and Torrey Pines; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Mr. C, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Torrey Pines, Marriott Seattle Waterfront, The Notary, and The Clancy Transient, 76% Group, 21% Contract, 3% Urban, 25% Resort, 75% Ritz-Carlton $90,418 Independent $37,357 Hilton $27,502 Marriott/ Autograph $25,244 Four Seasons $19,497 Park Hyatt $13,620 Sofitel $8,288 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 Luxury $169,180 Upper Upscale $52,746 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000

Recent Results & Developments Solid Q4 Results Signal Potential For Sharp Recovery

Company Presentation | February 2023 16 Comparable Hotel Operating Results(1)(4) 2022 Q4 2021 Q4 % Variance 2021 2019 Q4 % Variance 2019 ADR $469 $456 3% $335 40% Occupancy 64% 61% 3% 75% (11%) RevPAR $301 $278 8% $250 20% Total Hotel Revenue(2) $187,293 $169,808 10% $157,497 19% Hotel EBITDA(2) $52,206 $48,141 8% $38,565 35% Hotel EBITDA Margin 28% 28% 0% 24% 3% (1) Includes: Bardessono; Hotel Yountville; Mr. C Beverly Hills; Pier House; Marriott Seattle Waterfront; Capital Hilton; Sofitel Chicago; Hilton Torrey Pines; The Clancy; The Notary Hotel; Park Hyatt Beaver Creek; Ritz-Carlton Lake Tahoe; Ritz-Carlton Sarasota; Ritz Carlton St. Thomas; Ritz-Carlton Reserve Dorado Beach, and Four Seasons Scottsdale (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/27/2019; 2018 as reported on 2/26/2020; 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) Continued RevPAR Strength in Q4 $226 $233 $101 $238 $312 $- $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021 2022 $136.7 $143.0 $13.9 $142.5 $221.9 $- $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 (In m illi on s)

Company Presentation | February 2023 17 AFFO PER SHARE IS ROBUST(1)ADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights • Comparable RevPAR for all hotels increased 8.3% over the prior year quarter to $301. Comparable ADR increased 2.8% over the prior year quarter to $469 and Comparable Occupancy increased 5.4% over the prior year quarter to 64.2%. Compared to the fourth quarter of 2019, Comparable RevPAR was 20.4% higher, Comparable ADR was 39.9% higher, and Comparable Occupancy was 13.9% lower. • Adjusted EBITDAre was $39.2 million for the quarter, reflecting a growth rate of 33% over the prior year quarter, and 53.9% higher than what the Company reported in the fourth quarter of 2019. • Adjusted funds from operations (AFFO) was $0.16 per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(13.5) million or $(0.19) per diluted share. • Capex invested during the quarter was $12.6 million. Strong Performance Continues in Q4 2022 $0.50 $0.47 $0.10 $0.20 $0.49 $0.66 $0.44 $(0.85) $0.22 $0.43 $0.35 $0.29 $(0.29) $0.17 $0.16 $0.13 $0.27 $(0.24) $0.25 $0.16 ($1.60) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2018 2019 2020 2021 2022 (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively. $119.3 $121.5 $(4.5) $87.5 $172.4 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2018 2019 2020 2021 2022 (In m illi on s)

Company Presentation | February 2023 18 BHR Acquisitions Performance -6.00% -3.00% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 21.00% N O I / B oo k V a lu e Yield on Cost Key West Pier House RC St Thomas RC Sarasota Bardessono PH Beaver Creek Hotel Yountville RC Lake Tahoe Sofitel Chicago Current Avg. Yield on Cost: 11% 17.9% 17.5% 14.4% 12.3% 6.8%-7.4% 4.4% Note: Yield on Cost is calculated as TTM NOI (EBITDA less FF&E Reserve) divided by Gross Book Value (Net Book Value plus Accumulated Depreciation and Capital Expenditures)

Company Presentation | February 2023 19 Recent Acquisitions Performing Well The Four Seasons Scottsdale Scottsdale, AZ The Ritz-Carlton Reserve Dorado Beach Dorado, PR Mr. C Beverly Hills Beverly Hills, CA Property Overview Property Overview Property Overview Acq Date 8/5/21 Acq Date 3/11/22 Acq Date 12/1/22 Price(1) $65.4M Price $193M Price(2) $250M Price / Key $457K Price / Key(3) $1.8M Price / Key $1.2M 2022 EBITDA Multiple 20.7x 2022 EBITDA Multiple 11.9x 2022 EBITDA Multiple 12.8x 2022 Yield on Cost 3.8% 2022 Yield on Cost 8.4% 2022 Yield on Cost 6.8% Note: Yield on Cost is calculated as TTM NOI (EBITDA less FF&E Reserve) divided by Gross Book Value (Net Book Value plus Accumulated Depreciation and Capital Expenditures) (1) Excludes residences (2) Excludes developable land parcel (3) Price / Key for Dorado Beach is inclusive of the units in the rental program

Balance Sheet Strategy Maintain Liquidity, Monitor Leverage, Navigate Recovery

Company Presentation | February 2023 21 Current Liquidity Fuels Growth $261.5MCASH & CASH EQUIVALENTS $54.2MRESTRICTED CASH TOTAL CASH $342.3M CASH POSITION(1) Notes: (1) As of 12/31/22; (2) YTD Q4 2022; (3) Excludes amortization payments $172.4MADJ. EBITDARE POSITIVE YTD OPERATING CASH FLOW(2) CASH FLOW ~$52.6M $26.6MDUE FROM 3RD PARTY MANAGERS ($49.1M) Ritz-Carlton Sarasota CAPEX ($21.5M)PREFERRED DIVIDENDS ($49.2M)DEBT SERVICE(3)

Company Presentation | February 2023 22 Laddered debt maturities(1)(2) (1) As of 12/31/2022 (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance. (3) Ritz-Carlton Reserve Dorado Beach was paid off in January 2023 Note: The use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment 4/23NEXT HARD DEBT MATURITY 6.4%WEIGHTED AVG. INTEREST RATE(1) Weighted Average Interest Rate(1) • Delevering to 35% Net Debt to Gross Assets • Hold 10% of Gross Debt Balance as liquidity on the balance sheet • Floating-rate debt provides a natural hedge to hotel cash flows and increases flexibility in various economic environments • Proactive strategy to opportunistically refinance loans and extend maturities • Long-standing lender relationships Conservative Leverage Strategy Overview 5.0% 4.0% 2.5% 2.7% 6.4% 0% 1% 2% 3% 4% 5% 6% 7% 2018 2019 2020 2021 2022 $98.0 $401.5 $435.0 $86.3 $166.5 $51.0 $40.0 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2023 2024 2025 2026 2027 (in m ill io ns )

Company Presentation | February 2023 23 3.8%WEIGHTED AVERAGE STRIKE(2) WEIGHTED AVERAGE EXPIRATION DATE(2) Summary of Positions(2) • Braemar currently holds $960.5M in interest rate caps with strikes ranging from 2.0% - 4.5% • The caps range in agreement end date, with the latest expiration date in Q1 2025 • According to the current forward curve(1), all currently owned caps are projected to pay out • 72% of Braemar’s total debt is either at a fixed interest rate or is capped at / below a 4.5% LIBOR / SOFR strike(2) • Braemar plans to continue to purchase interest rate caps and hedge against further interest rate increases Hedged Against the Market Interest Rate Caps Protect Against Rising Rates Overview (1) Assumes current LIBOR forward curve as provided by Chatham Financial as of 2/15/23 (2) As of 1/31/23 Strike Rate $ Amount Effective Date Expiration Date 2.0% 30,000,000 Aug-21 Aug-24 3.5% 40,000,000 Nov-22 Aug-23 3.5% 51,000,000 May-22 May-23 3.5% 54,000,000 Nov-22 Jan-24 3.5% 70,500,000 Feb-22 Feb-24 3.5% 80,000,000 Oct-22 Oct-23 3.5% 100,000,000 Aug-21 Apr-23 4.0% 435,000,000 Jun-22 Jun-23 4.5% 100,000,000 Dec-22 Jan-25 Nov 23

Company Presentation | February 2023 24 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Balance Sheet Strategy Ritz-Carlton Sarasota

Appendix

Company Presentation | February 2023 26 Indebtedness

Company Presentation | February 2023 27 Indebtedness

Company Presentation | February 2023 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | February 2023 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | February 2023 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | February 2023 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | February 2023 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | February 2023 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | February 2023 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | February 2023 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | February 2023 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Note: As reported, used in Comparable Hotel EBITDA Slide 16 Note: 2019 comparable to 2022, used in 2019 Q4 Slide 16

Company Presentation | February 2023 37 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | February 2023 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | February 2023 39 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | February 2023 40 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | February 2023 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | February 2023 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | February 2023 43 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | February 2023 44 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.